FORM OF EMPLOYEE STOCK OPTION AGREEMENT
                                   (Rev 1/05)

                           DYADIC INTERNATIONAL, INC.
                          2001 EQUITY COMPENSATION PLAN
                          STOCK OPTION GRANT AGREEMENT

         This STOCK OPTION GRANT AGREEMENT (this "Agreement"), dated as of [INSERT DATE] (the "Date of Grant"), is delivered by Dyadic International, Inc. (the "Company") to [INSERT EMPLOYEE NAME]. (the "Grantee").

                                    RECITALS

         A. [INSERT APPROPRIATE CONORMING CHANGES] Concurrently with the execution and delivery of this Agreement, the Grantee has entered into an employment agreement with the Company dated of even date herewith (as may be amended, restated or otherwise modified, the "Employment Agreement"), pursuant to which the Grantee will serve as the [INSERT TITLE].

         B. The Dyadic International, Inc. 2001 Equity Compensation Plan (as may be amended, restated or otherwise modified, the "Plan") provides for the grant of options to purchase shares of common stock of the Company. A copy of the Plan has heretofore been furnished to the Grantee, receipt of which is hereby expressly acknowledged. Capitalized terms used but not otherwise defined herein shall have the meanings given such terms in the Plan.

         C. As contemplated in Section 1(a) of the Plan, the Board of Directors of the Company has appointed a committee (the "Committee") to administer the Plan.

         D. To induce the Grantee to enter into the Employment Agreement and continue to perform the obligations specified therein and promote the best interests of the Company, the Committee has decided to Grant an Option to the Grantee under the Plan to purchase shares of Company Stock ("Shares").

                                   AGREEMENT:

         NOW, THEREFORE, the parties to this Agreement, intending to be legally bound hereby, agree as follows:

1. Grant of Option. Subject to the terms and conditions set forth in this Agreement and in the Plan, the Company hereby grants to the Grantee an Option to purchase 40,000 Shares at an exercise price of $[INSERT PRICE] per Share (which is the Fair Market Value on the date of Grant, being equal to the mean of the final "asked" and "bid" prices of the Shares on the date hereof, as fixed by the terms of the Plan). The Option shall become exercisable in accordance with the terms of Paragraph 2 below. In accordance with Section 5(g) of the Plan, the Option shall be treated as an Incentive Stock Option except to the extent that the aggregate Fair Market Value of the Shares as of the date of the grant with respect to which Incentive Stock Option is for the first time exercisable by the Grantee during any calendar year under the Plan exceeds $100,000, then the Option, as to such excess, shall be treated as a Nonqualified Stock Option.

2. Exercisability of Option. The number of Shares in respect of which the Grantee shall be permitted to exercise the Option shall be determined by reference to the dates (each a "Vesting Date") fixed in the table set forth below, provided that: (a) exercisability of Shares is cumulative; and (b) there must not have occurred a termination of the Grantee's employment with the Company (the "Employment Relationship") for any reason whatsoever (the date of such termination being hereinafter referred to as the "Termination Date") prior to a Vesting Date in order for the Option to be exercisable in respect of the Shares indicated opposite that Vesting Date:

               Vesting Date                      Additional Shares for Which the
                                                      Option is Exercisable
         1st Anniversary of Date of Grant             1/4th of Option Shares
         2nd Anniversary of Date of Grant             1/4th of Option Shares
         3rd Anniversary of Date of Grant             1/4th of Option Shares
         4th Anniversary of Date of Grant             1/4th of Option Shares

3. Term of Option.

         (a) The Option shall be exercisable for a term commencing with the Date of Grant and ending on the earlier of (i) the fifth (5th) anniversary of the Date of Grant or (ii) the termination of the Plan, unless the Option is terminated at an earlier date in accordance with the provisions of this Agreement or the Plan.

         (b) Any portion of the Option that is not exercisable on the Termination Date shall terminate on that date.

         (c) The Option, to the extent exercisable, shall automatically terminate upon the earlier of (x) the expiration of the period fixed in Paragraph 3(a), above, or (y) the first to occur of any of the following events:

                  (i) Subject to clause (v) below, the expiration of the 90 day period following the Termination Date, if the termination is for any reason other than the Disability of the Grantee, his death or for Cause.

                  (ii) Subject to clause (v) below, the expiration of the one
         (1) year period after the Termination Date, to the extent the Option is then unvested, if the termination of the Employment Relationship was on account of the Grantee's Disability.

                  (iii) The expiration of the one (1) year period after the Termination Date, if the reason for the termination of the Employment Relationship was on account of the Grantee's death.

                  (iv) The Termination Date, if the termination of the Employment Relationship was for Cause.

                  (v) The provisions of clauses (i) and (ii) above to the contrary notwithstanding, if the Grantee engages in conduct that constitutes Cause after the Termination Date, the Option shall immediately terminate to the extent then unexercised (regardless of vesting).

         (d) In accordance with Section 5(e)(ii) of the Plan, if the provisions of either clause (iv) or clause (v) of Paragraph 3(c) applied to the termination of the Option, the Grantee shall automatically forfeit all Shares underlying any exercised portion of the Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the exercise price paid by the Grantee for such Shares.

4.       Exercise Procedures.

         (a) Subject to the provisions of Paragraphs 2 and 3 above, the Grantee may exercise part or all of the exercisable portion of the Option by giving the Committee written notice of intent to exercise in the manner provided in this Agreement, specifying the number of Shares as to which the Option is to be exercised. On the delivery date, the Grantee shall pay the exercise price (i) in cash, (ii) with the approval of the Committee, by delivering Shares of the Company which shall be valued at their fair market value on the date of delivery (such valuation to be determined in the manner fixed in the Plan), (iii) payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board or (iv) by such other method as the Committee may approve, provided that the Committee may, in its absolute discretion, impose from time to time such limitations as it deems appropriate on the use of Shares of the Company to exercise the Option.

         (b) The obligation of the Company to deliver Shares upon exercise of the Option shall be subject to all applicable laws, rules, and regulations and such approvals by governmental agencies as may be deemed appropriate by the Committee, including such actions as Company counsel shall deem necessary or appropriate to comply with relevant securities laws and regulations. The Company may require that the Grantee (or other person exercising the Option after the Grantee's death) represent that the Grantee is purchasing Shares for the Grantee's own account and not with a view to or for sale in connection with any distribution of the Shares, or such other representation as the Committee deems appropriate. All obligations of the Company under this Agreement shall be subject to the rights of the Company as set forth in the Plan to withhold amounts required to be withheld for any taxes, if applicable. Subject to Committee approval, in its absolute discretion, the Grantee may elect to satisfy any income tax withholding obligation of the Company with respect to the Option by having Shares withheld up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities.

5. Restrictions on Transfer of Shares. In addition to the restrictions imposed by the Plan on the transferability of the Shares acquired by an the Grantee's exercise of the Option granted hereby, without the prior consent of the Company, for so long as the Company is not a "Reporting Company" within the meaning of the Exchange Act of 1934, as amended, the Grantee shall make no transfer of the Shares (a) for a period of five (5) years following the date of this Agreement and (b) thereafter, to any competitor of the Company.

6. Change of Control. The provisions of the Plan applicable to a Change of Control shall apply to the Option, and, in the event of a Change of Control, the Committee may take such actions as it deems appropriate pursuant to the Plan.

7. Restrictions on Exercise. Only the Grantee may exercise the Option during the Grantee's lifetime and, after the Grantee's death, the Option shall be exercisable (subject to the limitations specified in the Plan) solely by the legal representatives of the Grantee, or by the person who acquires the right to exercise the Option by will or by the laws of descent and distribution, to the extent that the Option is exercisable pursuant to this Agreement.

8. Grant Subject to Plan Provisions. This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The grant and exercise of the Option are subject to the provisions of the Plan and to interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (i) rights and obligations with respect to withholding taxes, (ii) the registration, qualification or listing of the Shares, (iii) changes in capitalization of the Company and (iv) other requirements of applicable law. The Committee shall have the authority to interpret and construe the Option pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.

9. No Employment or Other Rights. The grant of the Option shall not confer upon the Grantee any right to be retained by or in the employ or service of the Company and shall not interfere in any way with the right of the Company to terminate the Grantee's employment or service at any time. The right of the Company to terminate at will the Grantee's employment or service at any time for any reason is specifically reserved.

10. No Shareholder Rights. Neither the Grantee, nor any person entitled to exercise the Grantee's rights in the event of the Grantee's death, shall have any of the rights and privileges of a shareholder with respect to the Shares subject to the Option, until certificates for Shares have been issued upon the exercise of the Option.

11. Assignment and Transfers. The rights and interests of the Grantee under this Agreement may not be sold, assigned, encumbered or otherwise transferred except, in the event of the death of the Grantee, by will or by the laws of descent and distribution. In the event of any attempt by the Grantee to alienate, assign, pledge, hypothecate, or otherwise dispose of the Option or any right hereunder, except as provided for in this Agreement, or in the event of the levy or any attachment, execution or similar process upon the rights or interests hereby conferred, the Company may terminate the Option by notice to the Grantee, and the Option and all rights hereunder shall thereupon become null and void. The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to the Company's parents, subsidiaries, and affiliates. This Agreement may be assigned by the Company without the Grantee's consent.

12. Applicable Law. The validity, construction, interpretation and effect of this instrument shall be governed by and construed in accordance with the laws of the State of Florida, without giving effect to the conflicts of laws provisions thereof.

13. Notice. Any notice to the Company provided for in this instrument shall be addressed to the Company in care of the Chief Executive Officer at the Company's principal executive offices, and any notice to the Grantee shall be addressed to such Grantee at the current address shown on the payroll of the Company, or to such other address as the Grantee may designate to the Company in writing. Any notice shall be delivered by hand, sent by telecopy or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service.

14. Counterparts. This Agreement may be signed in any number of counterparts and by facsimile signature, each of which shall be deemed to be an original, and all of which taken together shall be deemed to be one and the same instrument.

15. Complete Understanding. This Agreement, together with the Plan, contains the entire agreement of the parties relating to the subject matter hereof and supersedes all prior agreements and understanding with respect to such subject matter, and the parties hereto have made no agreements, representations or warranties relating to the subject matter of this Agreement which are not set forth herein, provided that the Parties are parties to the Employment Agreement. Nothing contained in this Agreement shall be construed to limit or affect in any manner or to any extent the restrictions or prohibitions that are applicable to the Grantee under the Employment Agreement or the duration thereof. Similarly, except as expressly provided otherwise in this Agreement, nothing contained in the Employment Agreement shall be construed to limit or affect in any manner or to any extent the restrictions or prohibitions that are applicable to the Grantee under this Agreement.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the Company has caused a duly authorized officer to execute this Agreement, and the Grantee has executed this Agreement, effective as of the Date of Grant.

THE COMPANY:                               GRANTEE:

DYADIC INTERNATIONAL, INC.

By:                                        Accepted:
   ---------------------------------                --------------------------
         President                                   [INSERT EMPLOYEE NAME]